EXHIBIT 99.1

                 Computational Materials and/or ABS Term Sheet

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                                  TERM SHEET
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                            Countrywide Home Loans
                       Alternative Loan Trust 2005-42CB
                                    Issuer
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                                 $400,000,000
                                 (APPROXIMATE)
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             Mortgage Pass-Through Certificates, Series 2005-42CB
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                         Countrywide Home Loans, Inc.
                                    Seller

             Countrywide Home Loans Servicing LP. Master Servicer
================================================================================

                           [LOGO OMITTED] CITIGROUP
                                 July 19, 2005

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The information herein has been provided by Citigroup Global Markets Inc.
("CGMI") based upon, in part, data with respect to the mortgage loans provided by the Seller and its affiliates. None of the Seller, Issuer, Depositor or any of its affiliates have independently verified their accuracy or completeness of the information herein that is derived from that data. The information contained herein is preliminary and is subject to completion or change. The information contained herein supersedes information contained in any prior information regarding the securities described herein. All assumptions and information in this report reflect CGMI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein in any state where such offer, solicitation or sale would be unlawful prior to registration or qualification. CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. This information does not contain all information that is required to be included in the base prospectus and the prospectus supplement. A final prospectus and prospectus supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

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This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.


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